EWBC Earnings Results First Quarter 2023 April 20, 2023

Forward-Looking Statements 2 Forward-Looking Statements This presentation contains forward-looking statements that are intended to be covered by the safe harbor for such statements provided by the Private Securities Litigation Reform Act of 1995. These statements are based on the current beliefs and expectations of the management of East West Bancorp, Inc. (the “Company”) and are subject to significant risks and uncertainties. You should not place undue reliance on these statements. Factors that could cause the Company’s actual results to differ materially from those described in the forward-looking statements include, among others, changes in the U.S. economy or local, regional and global business, economic and political conditions and geopolitical events; the impacts of the ongoing COVID-19 pandemic; changes in laws or the regulatory environment, including trade, monetary and fiscal policies and laws; and changes in the commercial and consumer real estate markets and in consumer spending and savings habits. These factors also consist of those contained in the Company’s filings with the Securities and Exchange Commission, including the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2022. When considering these forward-looking statements, you should keep in mind these risks and uncertainties, as well as any cautionary statements the Company may make. These statements speak only as of the date they are made and are based only on information then actually known to the Company. The Company does not undertake to update any forward-looking statements except as required by law. Non-GAAP Financial Measures Certain financial information in this presentation has not been prepared in accordance with U.S. generally accepted accounting principles (“GAAP”) and is presented on a non-GAAP basis. Investors should refer to the reconciliations included in this presentation and should consider the Company’s non-GAAP measures in addition to, not as a substitute for or superior to, measures prepared in accordance with GAAP. These measures may not be comparable to similarly titled measures used by other companies.

1.56% 2.08% 2.05% 1Q22 4Q22 1Q23* Adj. ROAA 1Q23 Net Income $322.4 million 1Q23 Adj. Net Income* $329.5 million 1Q23 Diluted EPS $2.27 1Q23 Adj. Diluted EPS* $2.32 1Q23 Revenue $659.8 million Record Loans $48.9 billion Total Deposits $54.7 billion Tangible Book Value*/Share $41.28 Highlights of First Quarter 2023 3 Return on Average Assets Adjusted Pre-Tax, Pre-Provision Income* & Profitability Ratio* Return on Average Tangible Common Equity* Return on Average Common Equity Adj. PTPP income* Adj. PTPP profitability ratio* $ i n m ill io n s * See reconciliation of GAAP to non-GAAP financial measures in the appendix and in the Company’s Earnings Press Releases. GAAP ROA: 2.01% GAAP ROTCE: 22.9% GAAP ROE: 21.1% $320 $478 $466 2.10% 2.95% 2.90% $100 $180 $260 $340 $420 $500 1Q22 4Q22 1Q23 16.5% 22.9% 21.6% 1Q22 4Q22 1Q23* Adj. ROE 18.0% 25.0% 23.4% 1Q22 4Q22 1Q23* Adj. ROTCE

03.31.23: Strong, Well-Diversified Balance Sheet

$ in millions, except per share data		03.31.23		12.31.22		Q-o-Q Change
Cash and cash equivalents & ST investments	$	5,944	$	3,621	$	2,323
Repo assets		654		792		(138)
AFS debt securities		6,301		6,035		266
HTM debt securities		2,993		3,002		(9)
Total Loans	$	48,925	$	48,228	$	697
Allowance for loan losses (ALLL)		(620)		(596)		(24)
Net Loans	**$**	**48,305**	**$**	**47,632**	**$**	**673**
Other assets		3,048		3,030		18
Total Assets	**$**	**67,245**	**$**	**64,112**	**$**	**3,133**
Customer deposits	$	54,737	$	55,968	$	(1,231)
Borrowings & repo funding		4,500		300		4,200
Long-term debt & finance lease liab.		152		152		-
Other liabilities		1,547		1,708		(161)
Total Liabilities	**$**	**60,936**	**$**	**58,128**	**$**	**2,808**
Total Stockholders' Equity	**$**	**6,309**	**$**	**5,985**	**$**	**324**
Book value per share	$	44.62	$	42.46	$	2.16
Tangible book value* per share	$	41.28	$	39.10	$	2.18
Tangible common equity ratio*		8.74%		8.66%		8 bps
Loans to deposits ratio		89.4%		86.2%		321 bps

Record Loans as of 03.31.23: $48.9 billion
($ in billions)



$13.9
28%
$15.6
32%
$19.4
40%
C&I
Total CRE
Resi. mortgage & other consumer

Total Deposits as of 03.31.23: $54.7 billion
($ in billions)



$16.1
29%
$18.3
33%
$11.0
21%
$9.3
17%
DDA
MMDA
IB Checking & Savings
Time

EAST WEST BANK

* See reconciliation of GAAP to non-GAAP financial measures in the appendix and in the Company's Earnings Press Releases.

4

03.31.23: Strong Capital Ratios


CET1 Capital Ratio
12.68%
13.06%
+129 bps
-177 bps
12.58%
Well-cap. Req.: 6.5%
EWBC 12.31.22
EWBC 03.31.23
Add: ALLL
Adjust: AOCI
Proforma 03.31.23*
Tangible Common Equity Ratio**
8.66%
8.74%
+97 bps
-37 bps
9.34%
EWBC 12.31.22
EWBC 03.31.23
Add: ALLL
Adjust: AOCI
Proforma 03.31.23*
Total Capital Ratio
14.00%
14.50%
+15 bps
-177 bps
12.88%
Well-cap. Req.: 10.0%
EWBC 12.31.22
EWBC 03.31.23
Add: ALLL
Adjust: AOCI
Proforma 03.31.23*
Leverage Ratio
9.80%
10.02%
+99 bps
-136 bps
9.65%
Well-cap. Req.: 5.0%
EWBC 12.31.22
EWBC 03.31.23
Add: ALLL
Adjust: AOCI
Proforma 03.31.23*

* Pro-forma ratios as of 03.31.23 reflect (a) inclusion of on- and off-balance sheet allowance not already in capital; (b) treatment of HTM securities as if they were AFS, with unrealized losses in AOCI; and (c) removal of the AOCI opt-out in calculating regulatory capital.

Note: the Company has elected to use the 2020 CECL transition provision in the calculation of its March 31, 2023 regulatory capital ratios. The Company's March 31, 2023 regulatory capital ratios are preliminary.

All capital ratios increased Q-o-Q. Regulatory capital ratios are well in excess of requirements for well-capitalized institutions.

- EWBC's capital ratios are some of the highest among regional banks.
- Book value/share as of 03.31.23: $44.62, and stockholders' equity to assets: 9.38%.
- Tangible book value**/share as of 03.31.23: $41.28, +6% Q-o-Q.
- Tangible common equity ratio** as of 03.31.23: 8.74%, +8 bps Q-o-Q.

Pro-forma capital very strong. Hypothetical adjustments for AFS + HTM security marks and on- and off-balance sheet allowance not otherwise already reflected in equity, still results in very strong capital ratios.

Capital return in 2Q23: quarterly common stock dividend of $0.48/share, equivalent to $1.92 per share annualized.

No buybacks during 1Q23.

EAST WEST BANK

** See reconciliation of GAAP to non-GAAP financial measures in the appendix and in the Company's Earnings Press Releases.

5

Total CRE 40% Total Resi. Mortgage & Other Consumer 28% C&I 32% 6 03.31.23: Diversified Commercial Loan Portfolio ▪ C&I loans: $15.6bn loans O/S plus $7.4bn undisbursed commitments: $23.1bn total commitments as of 03.31.23. ▪ Portfolio well-diversified by industry. ▪ Utilization: 68% as of 03.31.23, vs. 69% as of 12.31.22. ▪ Growth: total commitments: +1% Q-o-Q & +10% Y-o-Y. ▪ Change: loans outstanding: -0.4% Q-o-Q & +5% Y-o-Y. ▪ China loans O/S (mainland + Hong Kong): $2.16bn as of 03.31.23, up +1% from $2.14bn as of 12.31.22. Portfolio primarily consists of C&I loans, well-diversified by industry. Total Loans: C&I Loans by Industry as % of Total Loans Outstanding $15.6bn$48.9 billion Total Loans 5% 11% Private Equity Food Production & Distribution: 1%; Tech & Telecom: 1%; Hospitality & Leisure:1% Oil & Gas: 1%; Consumer Nondurable Goods: 1% All Other C&I } 4% 3% 2% 2% Media & Entertainment Infrastructure & Clean Energy General Manufacturing & Wholesale Real Estate Investment & Management

C&I 32% MFR, 10% Retail, 8% Industrial, 7% Office, 5% Hotel, 4% Healthcare, 2% All other CRE, 2.5% Constr. & Land, 1.5% Total Resi. Mortgage & Other Consumer 28% Total CRE 40% SoCal 50% NorCal 20% TX 8% NY 5% WA 3% Other 14% 03.31.23: Diversified Commercial Real Estate Portfolio 7 Total Loans: Total CRE Loans by Property Type as % of Total Loans Outstanding ▪ Total CRE loans: $19.4bn loans O/S as of 03.31.23. ▪ Portfolio well-diversified by property type. ▪ Geographic distribution reflects EWBC’s branch footprint. ▪ Growth: +2% Q-o-Q and +14.5% Y-o-Y. ▪ Construction & land loans: $731mm, or 1.5% of total loans. Total construction & land exposure of $1.40bn: loans O/S plus $670mm in undisbursed commitments. $19.4 billion Total CRE Loans Total CRE: Distribution by Geography $19.4bn $48.9 billion Total Loans

($ in millions) Total Portfolio Size Weighted Avg. LTV1 Average Loan Size Multifamily 4,682$ 52% 1.7$ Retail 4,145$ 48% 2.4$ Industrial 3,661$ 48% 3.1$ Office 2,377$ 52% 4.1$ Hotel 2,152$ 53% 9.2$ Healthcare 837$ 57% 4.3$ Construction & Land* 731$ 54% 13.7$ Other 848$ 49% 3.1$ Total CRE 19,433$ 51% 2.8$ <=50% 42% >50% to 55% 16% >55% to 60% 16% >60% to 65% 16% >65% to 70% 6% >70% 4% 03.31.23: Low LTV Commercial Real Estate Portfolio Total CRE: Distribution by LTV1 8 CRE Size & LTV by Property Type * Construction & Land avg. size based on total commitment. ▪ High percentage of CRE loans have full recourse & personal guarantees from individuals or guarantors with substantial net worth. ▪ Many of our customers have long-term relationships with East West Bank. $2.8 million Avg. size of loan outstanding 51% Avg. LTV 1Weighted average LTV is based on most recent LTV, using most recent available appraisal and current loan commitment.

03.31.23: CRE Office – Additional Information 9 CRE Office by Size Segment CRE Office: Geographic Mix by Metro Area ($ in millions) Loan size Balance ($ in mm) No. of Loans Avg. loan size ($ in mm) LTV >$30mm $ 271 7 $ 38.8 57% $20mm - $30mm $ 405 16 $ 25.3 51% $10mm - $20mm $ 643 44 $ 14.6 57% $5mm - $10mm $ 463 62 $ 7.5 52% <$5mm $ 595 452 $ 1.3 46% Total $ 2,377 581 $ 4.1 52% SoCal TexasNorCal New York & New Jersey Washington Other Regions Other Los Angeles County Downtown Los Angeles Other SoCal Other Bay Area San Francisco Other CA: $48 Dallas Houston New Jersey: $55 Manhattan: $45 Other NY: $26 Other Regions $2.4 billion CRE Office Portfolio $149 $789 $102 $332 $274 $192 Washington Other TX

03.31.23: CRE Retail – Additional Information 10 CRE Retail by Size Segment CRE Retail: Geographic Mix by Metro Area ($ in millions) Loan size Balance ($ in mm) No. of Loans Avg. loan size ($ in mm) LTV >$30mm $ 268 7 $ 38.3 41% $20mm - $30mm $ 395 16 $ 24.7 54% $10mm - $20mm $ 783 57 $ 13.7 53% $5mm - $10mm $ 755 109 $ 6.9 50% <$5mm $ 1,944 1,507 $ 1.3 46% Total $ 4,145 1,696 $ 2.4 48% Other Los Angeles County Downtown Los Angeles Other SoCal Other Bay Area San Francisco Other CA Dallas: $60 Houston New Jersey: $52 Manhattan Other NY Other Regions $4.1 billion CRE Retail Portfolio $376 $1,317 $779 $422 Other TX: $66 Washington SoCal TexasNorCal New York & New Jersey Washington Other Regions

<=50% 42% >50% to 55% 13% >55% to 60% 37% >60% 8% 03.31.23: Low LTV Residential Mortgage Portfolio 11 Resi. Mortgage: Distribution by Geography Resi. Mortgage: Distribution by LTV $13.8 billion Resi. Mortgage Loans Outstanding $434,000 Avg. loan size* 51% Avg. LTV* ▪ Residential mortgage (SFR + HELOC): $13.8bn loans O/S as of 03.31.23. ▪ Primarily originated through East West Bank branches. ▪ 1Q23 origination volume: $0.8bn, +16% Q-o-Q and -26% Y-o-Y. ▪ Resi. loans O/S growth: +3% Q-o-Q and +19% Y-o-Y. ▪ SFR: $11.8bn loans O/S as of 03.31.23. ▪ HELOC: $2.0bn loans O/S + $3.5bn in undisbursed commitments: $5.5bn total as of 03.31.23. ▪ Utilization: 36% as of 03.31.23, vs. 39% as of 12.31.22. ▪ 82% of commitments in first lien position as of 03.31.23. * Combined LTV for 1st and 2nd liens; based on commitment. Avg. size based on loan O/S for SFR and commitment for HELOC. * Geographic distribution based on commitment size of residential mortgage. SoCal 40% NorCal 16% NY 27% WA 7% TX 2% Other 8%

03.31.23: Granular, Diversified Deposit Base

Deposits as of 03.31.23: by Segment or Industry as % of Total Deposits



China
$1.6 bn
3%
Hong Kong
$1.4 bn
3%
State & Public Agency
$4.5 bn
8%
Brokered
$3.7 bn
7%
$54.7 bn
Total Deposits as of 03.31.23
Commercial
$25.5 bn
46%
Consumer
$18.0 bn
33%
7%
Real Estate Property Investment & Management
3%
Private Equity
2%
Hospitality & Hotels
2%
Real Estate Transaction Services
2%
Durable Goods & Electronics
General Manufacturing & Wholesale, 2%; Healthcare Services, 2%; Consumer Nondurable Goods, 2%; Media & Entertainment, 2%; Tech & Telecom, 2%; Freight Transport, Distribution & Logistics, 2%; Food Production & Distribution, 2%; Bankruptcy & Fiduciary, 2%.
14%
Other Commercial Deposit Industries & Segments

- **Total deposits:** $54.7bn as of 03.31.23, -2% Q-o-Q & -0.4% Y-o-Y.
- **Granular deposits, diversified by segment.**
  - Over 550,000 deposit accounts.
  - Average commercial deposit account size: approx. $375,000.
  - Average consumer deposit account size: approx. $40,000.
- **Domestic deposits:** $52.5bn as of 03.31.23.
  - Insured or otherwise collateralized: $29.6bn (56%).
  - Domestic uninsured deposit ratio improved to 44% as of 03.31.23, down from 50% as of 12.31.22.
  - Expanded customer FDIC insurance coverage in 1Q23 through utilization of fully insured sweep programs.

EAST WEST BANK
12

$13.1 $8.8 $1.8 $1.0 $5.9 AFS debt securities: fair value of $6.3bn as of 03.31.23, up by 4% from $6.0 billion as of 12.31.22. ▪ Gross unrealized losses: $771mm, or 11% of amortized cost, as of 03.31.23. Already reflected in equity ($543mm net of tax) via AOCI. ▪ Duration as of 03.31.23: 4 years. ▪ Yield: weighted avg. yield: 3.25% as of 03.31.23. 70% fixed-rate. ▪ 1Q23 purchases: primarily short-term commercial paper and U.S. Treasuries, at a blended yield of 4.6%. HTM debt securities: amortized cost of $3.0bn as of 03.31.23, essentially unchanged Q-o-Q. Transferred to HTM from AFS in 1Q22. The Company has the intent and ability to hold these until maturity. ▪ Gross unrealized losses: $491mm, or 16% of amortized cost, for fair value of $2.5bn. Portion of these already included in AOCI and reflected in equity, due to transfer from AFS. ▪ Duration as of 03.31.23: 8 years. ▪ Yield: weighted avg. yield: 1.73% as of 03.31.23. 99% fixed-rate. 03.31.23: Securities Portfolio & Liquidity Management 13 ▪ Cash & cash equivalents increased 70% to $5.9bn as of 03.31.23, up from $3.5 billion as of 12.31.22. Increase was in response to recent volatility in banking industry; reflects East West’s conservative liquidity management practices. Primarily funded with $4.5bn of borrowings from the Bank Term Funding Program, which cost 4.37%. Positive carry and contribution to net interest income. ▪ Borrowing capacity, cash and cash equivalents increased to $30.6bn (134% of total uninsured deposits) as of 03.31.23, up from $26.4bn (99% of total uninsured deposits) as of 12.31.22. Borrowing Capacity, Cash & Cash Equivalents as of 03.31.23 ($ in billions) $30.6 billion Fed funds facilities Federal Home Loan Bank capacity Unpledged debt securities AFS Cash & cash equivalents Federal Reserve Board capacity

2.7% 2.4% 0.3% C&I CRE Resi. mortgage & consumer 0.3% 0.1% 0.2% C&I CRE Resi. mortgage & consumer 03.31.23: Solid & Stable Asset Quality Metrics 14 Nonaccrual loans OREO & other NPAs Classified loans HFI Special Mention loans HFI Classified loans HFI Special Mention loans HFI Nonaccrual Ratio by Loans HFI Portfolio (subset of Classified) (as of 03.31.23) NPAs / Total Assets Criticized Ratio by Loans HFI Portfolio (as of 03.31.23) Criticized Loans / Loans HFI ▪ Nonperforming assets: decreased 6% Q-o-Q to $93mm as of 03.31.23 (0.14% of assets), down from $100mm (0.16% of assets) as of 12.31.22. ▪ Criticized loans ratio: up 1 bp Q-o-Q to 1.87% of loans HFI as of 03.31.23, vs. 1.86% of loans HFI as of 12.31.22. ▪ Accruing loans 30-89 days past due: $55mm as of 03.31.23 (0.11% of loans HFI) decreased from $62mm as of 12.31.22 (0.13% of loans HFI) & 0.15% as of 03.31.22. 0.15% 0.14% 0.16% 0.16% 0.14% 03.31.22 06.30.22 09.30.22 12.31.22 03.31.23 1.0% 0.9% 0.9% 0.9% 0.9% 0.9% 1.3% 1.0% 1.0% 1.0% 1.9% 2.2% 1.9% 1.9% 1.9% 03.31.22 06.30.22 09.30.22 12.31.22 03.31.23

$8 $13.5 $27 $25 $20 $8 $(7) $7 $10 $1 -0.09% $(25) $ i n m ill io n s 0.08% -0.06% 0.06% 0.08% 0.01% -0.09% $(25) 1Q22 2Q22 3Q22 4Q22 3Q22 1Q23: Allowance for Loan Losses & Credit Costs 15 Allowance for Loan Losses Coverage Ratio $ i n m ill io n s Provision for Credit Losses & Net Charge-offs HFI represents Held-for-Investment. Composition of ALLL by Portfolio: $ i n m ill io n s ; ra ti o i s a llo w a n c e c o v e ra g e b y p o rt fo lio ALLL by Loan Portfolio: C&I (ex. PPP) Total CRE Resi. mortgage & consumer Total: $596 Total:1.24%Total: $620 Total:1.27% ▪ ALLL coverage of loans: 1.27% as of 03.31.23, vs. 1.24% as of 12.31.22. ▪ ALLL coverage reflects current macroeconomic outlook and credit model drivers. ▪ On 01.01.23 adopted the ASU 2022-02, which eliminated TDR accounting, resulting in a $6mm addition to the ALLL. ▪ Net charge-offs in 1Q23 of $1mm, or annualized 0.01% of avg. loans, vs. 0.08% annualized in 4Q22. ▪ Provision for credit losses in 1Q23: $20mm, vs. $25mm in 4Q22. $546 $563 $583 $596 $620 1.25% 1.21% 1.23% 1.24% 1.27% 1.00% $400 03.31.22 06.30.22 09.30.22 12.31.22 03.31.23 ALLL ALLL/Loans HFI 372 376 2.38% 2.42% 182 189 0.96% 0.97% 42 55 0.31% 0.39% 12.31.22 03.31.23 12.31.22 03.31.23 Provision for credit losses Net charge-offs NCO ratio (ann.)

1Q23: Summary Income Statement

$ in millions, except per share data		1Q23		4Q22		1Q23 vs. 4Q22 $ Change	1Q23 vs. 4Q22 % Change
Total net interest income	$	599.9	$	605.5	$	(5.6)	-1%
Fee income & net GOS of loans*		66.3		66.0		0.3	0.5%
Other noninterest income		3.7		(1.1)		4.8	236%
Total adj. noninterest income**	**$**	**70.0**	**$**	**64.9**	**$**	**5.1**	**8%**
Total adjusted revenue**	**$**	**669.9**	**$**	**670.4**	**$**	**(0.5)**	**0%**
Adjusted noninterest expense**	$	204.0	$	192.1	$	11.9	6%
Debt extinguishment cost		3.9		-		3.9	NM
Amortization of tax credit & other investments + core deposit intangibles		10.6		65.0		(54.4)	-84%
Total noninterest expense	**$**	**218.4**	**$**	**257.1**	**$**	**(38.7)**	**-15%**
Provision for credit losses	**$**	**20.0**	**$**	**25.0**	**$**	**(5.0)**	**-20%**
Adj. income tax expense***		102.0		51.6		50.4	98%
Adjusted net income**	**$**	**329.5**	**$**	**336.8**	**$**	**(7.3)**	**-2%**
Adjusted diluted EPS**	**$**	**2.32**	**$**	**2.37**	**$**	**(0.05)**	**-2%**
Write-off of AFS debt security, after tax		(7.1)		-		(7.1)	NM
Reported GAAP net income	**$**	**322.4**	**$**	**336.8**	**$**	**(14.4)**	**-4%**
Reported GAAP diluted EPS	**$**	**2.27**	**$**	**2.37**	**$**	**(0.10)**	**-4%**
Effective tax rate (GAAP)		23.5%		13.3%		10.2%	

Comments

- **Reported vs. adjusted EPS:** -$0.05 of EPS from impairment loss on subordinated debt of a failed bank: $10mm (before tax) or $7.1mm (after tax).
- **Net interest income:** $600mm, -1% Q-o-Q.
- **Customer-driven fee income:** $66.3mm, up from $66.0mm Q-o-Q.
- **Debt extinguishment cost:** in 1Q23, prepaid $300mm of repurchase agreements that carried a rate of 6.74%.
- **Amortization of tax credit & other investments:** $10mm in 1Q23, vs. $65mm in 4Q22: Q-o-Q variability reflects the impact of investments that close in a given period.
  - Estimating tax credit amortization of $25mm for 2Q23 and $145mm for FY 2023, based on $150mm of tax credit investments closing and going into service by year-end.
- **Tax rate:** 1Q23 effective tax rate was 23.5%. The effective tax rate for FY 2022 was 20%.
  - For FY 2023, anticipating effective tax rate of approx. 20%.

EAST WEST BANK

* See slide 21 for noninterest income detail by category.
** See reconciliation of GAAP to non-GAAP financial measures in the appendix and in the Company's Earnings Press Releases.
*** Income tax expense adjusted for the write-off of an AFS debt security.

16

1Q23: Average Balance Sheet: Growth & Mix

Average Loans & Q-o-Q Change



$ in billions
$42.1
11.4
16.4
14.3
+24%
$44.6
12.0
17.6
15.0
+20%
$46.9
13.0
18.6
15.3
+6%
$47.6
13.2
18.9
15.5
+5%
$48.1
13.5
19.2
15.4
1Q22
2Q22
3Q22
4Q22
1Q23
C&I
Total CRE
Residential mortgage & other consumer
LQA avg. total loan growth

- **1Q23 avg. loan growth:** +1% Q-o-Q (+$543mm). Change by portfolio: residential mortgage (+$335mm), CRE (+$312mm), C&I (-$95mm).
- **1Q23 AEA growth:** +2% Q-o-Q, reflecting loan growth and increase in cash & cash equivalents. Loans made up 78% of AEA in 1Q23, vs. 79% in 4Q22.
- **1Q23 avg. deposits were essentially unchanged Q-o-Q.**
  - Growth in CDs (+$3.0bn) reflected successful branch-based CD campaign for Lunar New Year.
  - Declines in other deposit categories reflected customers seeking higher yields in a rising interest rate environment, as well as the banking industry disruption in mid-March.
  - Avg. DDA: 36% of avg. deposits in 1Q23, vs. 39% of avg. deposits in 4Q22.

Average Deposits & Q-o-Q Change



$ in billions
$54.0
8.1
9.6
12.9
23.4
+1%
$54.1
8.2
9.7
12.3
23.9
-1%
$54.1
9.4
9.9
12.4
22.4
+7%
$55.0
12.1
9.3
12.2
21.4
0%
$55.0
15.1
8.9
11.3
19.7
1Q22
2Q22
3Q22
4Q22
1Q23
DDA
MMDA
IB Checking & Savings
Time
LQA avg. total deposit growth

Avg. Earning Asset ("AEA") Mix & Loan-to-Deposit Ratio



8%
20%
L/D: 78%
5%
19%
L/D: 82%
4%
17%
L/D: 87%
5%
16%
L/D: 87%
6%
16%
L/D: 88%
1Q22
2Q22
3Q22
4Q22
1Q23
Loans / AEA
IB Cash & equivalent / AEA
Securities & other / AEA
Avg. Loan / Deposit Ratio

EAST WEST BANK

17

1Q23: Net Interest Income & Net Interest Margin

Net Interest Income ("NII") & Net Interest Margin ("NIM")


$ in millions
$416
$473
$552
$605.5
$600
2.87%
3.23%
3.68%
3.98%
3.96%
0.29%
0.93%
2.35%
3.82%
4.68%
1Q22
2Q22
3Q22
4Q22
1Q23
NII
NIM
Avg. Fed Funds Rate

- **1Q23 NII:** $600mm, -1% Q-o-Q. **NIM:** 3.96%, -2 bps Q-o-Q.
- **Change in NII** reflects 1Q day count (90 days) vs. 4Q (92 days). Equalizing for day count, the +2% Q-o-Q AEA growth more than offsets the 2 bps of NIM contraction.
- **Change in NIM** driven by higher cost of IB funds and funding mix shift, partially offset by expanding asset yields. Changes in yields and rates reflected rising benchmark interest rates in the quarter, asset sensitivity of variable-rate loan portfolio, and customer preferences for higher deposit rates.
- **Balance sheet hedging to preserve NII when interest rates decrease:** None added in 1Q23. Added $0.5bn in Apr-2023. In 2022, added $3.25bn of swaps and collars. Maturities ranging from 2025 through 2027.

Impact to NIM from Q-o-Q Change in Yields, Rates & Balance Sheet Mix


4Q22
NIM:
3.98%
+0.42%
+0.10%
-0.09%
-0.45%
1Q23
NIM:
3.96%
4Q22
NIM
Higher loan
yields
Higher other
AEA yields
Funding mix
shift
Higher IB
funding cost
1Q23
NIM

EAST WEST BANK

18

3.42% 4.11% 5.07% 5.93%6.27% Total CRE 3.63% 3.95% 4.75% 5.59% 6.14% 0.22% 0.98% 2.46% 3.90% 4.61% 1Q22 2Q22 3Q22 4Q22 1Q23 Avg. loan yield Avg. 1M LIBOR 21% 18% 27% 28% 6% 1Q23: Loan Yields: Average & Spot 19 Loan Coupon Spot Rate by Portfolio * C&I spot rate excludes PPP, credit cards, deposit overdraft & micro-finance. Avg. Loan Yield Relative to LIBOR 03.31.22 06.30.22 Total fixed rate and hybrid in fixed period: 39%. Variable: LIBOR or SOFR rates Hybrid in fixed rate period Fixed rate Variable: Prime rate Variable: all other rates Loan Portfolio by Index Rate (03.31.23) 09.30.22 C&I: 87% variable rate. Total CRE: 64%* variable rate SFR: 44% hybrid in fixed-rate period & 41% fixed rate. HELOC: 100% Prime- based, variable rate portfolio. Avg. Loan Yield: Avg. yield in 1Q23: 6.14%, comprising 6.11% in avg. coupon rate plus 0.03% in other yield adjustments. Coupon spot rate was 6.21% as of 03.31.23. 12.31.22 03.31.23 *Of which 43% had customer-level interest rate derivative contracts in place. Customers’ debt service is protected and EWBC retains benefits of variable rate loans on its balance sheet. 3.36% 4.27% 5.59% 6.76% 7.15% C&I* 4.03% 4.04%4.16%4.31% 4.49% SFR 4.22% 5.20% 6.68% 8.18% 8.72% HELOC

1/1/2022 4/1/2022 7/1/2022 10/1/2022 1/1/2023 0.10% 0.17% 0.51% 1.06% 1.60% 0.17% 0.30% 0.86% 1.74% 2.49% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% 4.50% 5.00% 1Q22 2Q22 3Q22 4Q22 1Q23 Target Fed Funds rate 1Q23: Cost of Deposits: Average & Spot 20 Average Cost of Deposits Relative to Target Fed Funds Rate Deposit Spot Rate vs. Loan Coupon Spot Rate & Cumulative Beta* DDA MMDA IB Checking & Savings Time Cumulative beta* as of 03.31.23 vs. Fed Funds target rate: 39% since 12.31.21. Cumulative beta* as of 03.31.23 vs. Fed Funds target rate: 57% since 12.31.21. Cumulative beta* as of 03.31.23 vs. Fed Funds target rate: 58% since 12.31.21. * Beta represents change in metric between 03.31.23 and 12.31.21, divided by change in target Fed Funds rate between 03.31.23 and 12.31.21. 03.31.22 06.30.22 09.30.22 Avg. cost of total deposits Avg. cost of IB deposits 1Q23 Average Deposits: $55.0 billion ($ in billions) 12.31.22 $19.7 36% $11.3 20% $8.9 17% $15.1 27% 03.31.23 0.11% 0.32% 0.74% 1.34% 1.93% Total Deposits Spot Rate 0.20% 0.55% 1.24% 2.15% 2.85% IB Deposits Spot Rate 3.55% 4.19% 5.10% 5.92% 6.21% Total Loan Coupon Spot Rate

1Q23: Noninterest Income Detail

Fee Income* & Net Gains on Sales of Loans



$ in millions
65.0
3.0
3.5
6.1
12.7
19.4
20.3
66.0
0.5
4.0
6.1
14.0
19.3
22.1
$66.3
5.0
6.3
12.7
20.6
21.7
1Q22
4Q22
1Q23
Gains on Sales of Loans
IRC Revenue
Wealth Mgmt. Fees
FX Income
Lending Fees
Deposit Acct. Fees

* Fee income excludes MTM adjustments related to IRC and other derivatives; net gains on sales of securities; other investment income and other income.

- **Total noninterest income:** $60mm in 1Q23. Excluding the debt security write-off ($10mm), adjusted noninterest income** was $70mm in 1Q23, up from $65mm in 4Q22.
- **Fee income and net gains on sales of loans:** $66.3mm in 1Q23, up from $66.0mm Q-o-Q.
  - Q-o-Q increase in lending fees and wealth management.
  - Q-o-Q growth in customer-driven FX income offset by unfavorable MTM change.
- **Interest rate contracts and other derivative income** was $2.6mm, vs a loss of $0.6mm in 4Q22. The Q-o-Q increase of $3.2mm was due to growth in customer-driven revenue and a favorable change in mark-to-market adjustments.

Interest Rate Contracts ("IRC") and Other Derivative Income Detail

($ in millions)	1Q22	4Q22	1Q23
Revenue	$ 3.5	$ 4.0	$ 5.0
MTM	7.6	(4.6)	(2.4)
Total	$ 11.1	$ (0.6)	$ 2.6

EAST WEST BANK

** See reconciliation of GAAP to non-GAAP financial measures in the appendix and in the Company's Earnings Press Releases.

21

1Q23: Operating Expense & Efficiency 22 Adjusted Noninterest Expense* $ i n m ill io n s Total Revenue & Adjusted Efficiency Ratio* ▪ 1Q23 noninterest expense: $218mm. ▪ 1Q23 adj. noninterest expense*: $204mm, up 6% Q-o-Q, largely driven by seasonally higher comp. & employee benefits expense. ▪ 1Q23 adj. efficiency ratio* was 30.5%, vs. 28.7% in 4Q22. ▪ Consistently achieving industry-leading operating efficiency. ▪ Expecting to deliver positive operating leverage on a full-year basis. * See reconciliation of GAAP to non-GAAP financial measures in the appendix and in the Company’s Earnings Press Releases. $ i n m ill io n s $495 $670 $660 35.3% 28.7% 30.5% 1Q22 4Q22 1Q23 Total Revenue Adj. efficiency ratio* 116 120 130 15 16 16 11 11 11 9 13 18 24 32 29 $175 $192 $204 1Q22 4Q22 1Q23 All other Deposit related expenses Computer software & Data processing Occupancy & Equipment Comp and employee benefits

Management Outlook: Full Year 2023

Earnings drivers	FY 2023 expectations compared with FY 2022 results	Prior Outlook	2022 actual
End of Period Loans	▪ Increase in the range of 5% to 7% Y-o-Y. PPP impact immaterial.	▪ Increase at a percentage rate in the high single-digits.	$48.1 billion (ex. PPP*) +17% Y-o-Y (ex. PPP*)
Net Interest Income	▪ Increase in the range of 16% to 18% Y-o-Y. PPP impact immaterial.	▪ Increase at a percentage rate in the low 20s percent range Y-o-Y.	$2.0 billion (ex. PPP*) +38% Y-o-Y (ex. PPP*)
Adj. Noninterest Expense** (ex. tax credit investment & core deposit intangible amortization; ex. debt extinguishment cost)	▪ Increase in the range of 8% to 9% Y-o-Y.	▪ Increase in the range of 10% to 11% Y-o-Y.	$744 million +11% Y-o-Y
Credit Items	▪ Provision for credit losses in the range of $100 million to $120 million. ▪ Gross charge-offs in line with recent gross charge-off experience, if macroeconomic conditions stay stable.	▪ Gross charge-offs in line with recent gross charge-off experience.	Gross charge-off ratio of 0.08% for FY 2022. Net charge-off ratio of 0.04% for FY 2022.
Tax Items (tax credit investments & amortization referenced in this outlook exclude low-income housing tax credits)	▪ Expecting approx. $150mm of tax credit investments to close and go into service in 2023; tax credit amortization of approx. $145mm for FY 2023, including approx. $25mm in 2Q23. ▪ GAAP effective tax rate: approx. 20%.	▪ Expecting approx. $150mm of tax credit investments to close and go into service in 2023.	FY effective tax rate: 20% Tax credit investments: $129mm Tax credit amortization: $113mm
Interest Rates	▪ Two Fed Funds rate cuts of 25-bps each, in Aug. & Nov., for a 4.50% Fed Funds target rate by year-end. ▪ Forward interest rate curve as of 03.31.23.	▪ Peak Fed Funds target rate of 5.00% by Apr-23. One Fed Funds rate cut of 25-bps in 4Q23.	Fed Funds target rate increased to 4.50% as of 12.31.22, up from 0.25% as of 12.31.21.

EAST WEST BANK

* PPP loans were $99.0 million as of 12.31.22. Income related to PPP loans was $7.3 million in FY2022.
** See reconciliation of GAAP to non-GAAP financial measures in the appendix and in the Company's Earnings Press Releases.

23

APPENDIX

Appendix: GAAP to Non-GAAP Reconciliation

EAST WEST BANCORP, INC. AND SUBSIDIARIES
GAAP TO NON-GAAP RECONCILIATION
($ in thousands)
(unaudited)

The Company uses certain non-GAAP financial measures to provide supplemental information regarding the Company's performance. Adjusted efficiency ratio represents adjusted noninterest expense divided by adjusted revenue. Adjusted pre-tax, pre-provision profitability ratio represents total adjusted revenue less adjusted noninterest expense, divided by average total assets. Adjusted revenue excludes the write-off of an AFS debt security. Adjusted noninterest expense excludes the amortization of tax credit and other investments, the amortization of core deposit intangibles and the repurchase agreements' extinguishment cost. Management believes that the measures and ratios presented below provide clarity to financial statement users regarding the ongoing performance of the Company and allow comparability to prior periods.

		Three Months Ended		
		March 31, 2023	December 31, 2022	March 31, 2022
Net interest income before provision for credit losses	(a)	$ 599,861	$ 605,507	$ 415,613
Total noninterest income		59,978	64,927	79,743
Total revenue	(b)	**$ 659,839**	**$ 670,434**	**$ 495,356**
Noninterest income		59,978	64,927	79,743
Add: Write-off of AFS debt security		10,000	—	—
Adjusted noninterest income	(c)	69,978	64,927	79,743
Adjusted revenue	(a)+(c) = (d)	**$ 669,839**	**$ 670,434**	**$ 495,356**
Total noninterest expense	(e)	$ 218,447	$ 257,110	$ 189,450
Less: Amortization of tax credit and other investments		(10,110)	(64,605)	(13,900)
Amortization of core deposit intangibles		(441)	(381)	(511)
Repurchase agreements' extinguishment cost		(3,872)	—	—
Adjusted noninterest expense	(f)	**$ 204,024**	**$ 192,124**	**$ 175,039**
Efficiency ratio	(e)/(b)	**33.11%**	**38.35%**	**38.25%**
Adjusted efficiency ratio	(f)/(d)	**30.46%**	**28.66%**	**35.34%**
Adjusted pre-tax, pre-provision income	(d)-(f) = (g)	**$ 465,815**	**$ 478,310**	**$ 320,317**
Average total assets	(h)	$ 65,113,604	$ 64,252,730	$ 61,758,048
Adjusted pre-tax, pre-provision profitability ratio (1)	(g)/(h)	**2.90%**	**2.95%**	**2.10%**
Adjusted noninterest expense/average assets (1)	(f)/(h)	**1.27%**	**1.19%**	**1.15%**

(1) Annualized

EAST WEST BANK

25

Appendix: GAAP to Non-GAAP Reconciliation 26 EAST WEST BANCORP, INC. AND SUBSIDIARIES GAAP TO NON-GAAP RECONCILIATION ($ in thousands) (unaudited) The Company uses certain non-GAAP financial measures to provide supplemental information regarding the Company's performance. TCE and TCE ratio are non-GAAP financial measures. TCE and tangible assets represent stockholders' equity and total assets, respectively, which have been reduced by goodwill and other intangible assets. Given that the use of such measures and ratios is more prevalent in the banking industry, and such measures and ratios are used by banking regulators and analysts, the Company has included them below for discussion. The Company uses certain non-GAAP financial measures to provide supplemental information regarding the Company's performance. TCE and TCE ratio are non-GAAP financial measures. TCE and tangible assets represent stockholders' equity and total assets, respectively, which have been reduced by goodwill and other intangible assets. Given that the use of such measures and ratios is more prevalent in the banking industry, and such measures and ratios are used by banking regulators and analysts, the Company has included them below for discussion. (1) Includes core deposit intangibles and mortgage servicing assets. March 31, 2023 December 31, 2022 March 31, 2022 Stockholders’ equity (a) $ 6,309,331 $ 5,984,612 $ 5,703,456 Less: Goodwill (465,697) (465,697) (465,697) Other intangible assets (1) (7,201) (7,998) (9,044) TCE (b) $ 5,836,433 $ 5,510,917 $ 5,228,715 Total assets (c) $ 67,244,898 $ 64,112,150 $ 62,241,456 Less: Goodwill (465,697) (465,697) (465,697) Other intangible assets (1) (7,201) (7,998) (9,044) Tangible assets (d) $ 66,772,000 $ 63,638,455 $ 61,766,715 Total stockholders’ equity to assets ratio (a)/(c) 9.38% 9.33% 9.16% TCE ratio (b)/(d) 8.74% 8.66% 8.47%

Appendix: GAAP to Non-GAAP Reconciliation 27 EAST WEST BANCORP, INC. AND SUBSIDIARIES GAAP TO NON-GAAP RECONCILIATION ($ in thousands) (unaudited) Return on average TCE represents tangible net income divided by average TCE. Adjusted return on average TCE represents adjusted tangible net income divided by average TCE. Tangible net income excludes the after-tax impacts of the amortization of core deposit intangibles and mortgage servicing assets. Adjusted tangible net income excludes the after-tax impacts of the tangible net income adjustments and the write- off of an AFS debt security. Given that the use of such measures and ratios is more prevalent in the banking industry, and such measures and ratios are used by banking regulators and analysts, the Company has included them below for discussion. (1) Includes core deposit intangibles and mortgage servicing assets. (2) Applied statutory tax rate of 29.29%, 29.37% and 28.77% for the three months ended March 31, 2023, December 31, 2022 and March 31, 2022, respectively. (3) Annualized. Three Months Ended March 31, 2023 December 31, 2022 March 31, 2022 Net income (e) $ 322,439 $ 336,763 $ 237,652 Add: Amortization of core deposit intangibles 441 381 511 Amortization of mortgage servicing assets 356 329 392 Tax effect of amortization adjustments (2) (233) (209) (260) Tangible net income (f) $ 323,003 $ 337,264 $ 238,295 Add: Write-off of AFS debt security 10,000 — — Tax effect of write-off (2) (2,929) — — Adjusted tangible net income (g) $ 330,074 $ 337,264 $ 238,295 Average stockholders’ equity (h) $ 6,183,324 $ 5,834,623 $ 5,842,615 Less: Average goodwill (465,697) (465,697) (465,697) Average other intangible assets (1) (7,696) (8,378) (9,207) Average TCE (i) $ 5,709,931 $ 5,360,548 $ 5,367,711 Return on average common equity (3) (e)/(h) 21.15% 22.90% 16.50% Return on average TCE (3) (f)/(i) 22.94% 24.96% 18.00% Adjusted return on average TCE (3) (g)/(i) 23.44% 24.96% 18.00%

Appendix: GAAP to Non-GAAP Reconciliation 28 EAST WEST BANCORP, INC. AND SUBSIDIARIES GAAP TO NON-GAAP RECONCILIATION ($ in thousands) (unaudited) During the first quarter of 2023, the Company recorded a $10.0 million pre-tax impairment write-off of an AFS debt security. Management believes that presenting the computations of the adjusted net income, adjusted diluted earnings per common share, adjusted return on average assets and adjusted return on average common equity that adjust for the above discussed non-recurring items provide clarity to financial statement users regarding the ongoing performance of the Company and allows comparability to prior periods. (1) Applied statutory tax rate of 29.29 for the three months ended March 31, 2023. (2) Annualized. Three Months Ended March 31, 2023 December 31, 2022 March 31, 2022 Net income (a) $ 322,439 $ 336,763 $ 237,652 Add: Write-off of AFS debt security 10,000 — — Tax effect of write-off (1) (2,929) — — Adjusted net income (b) $ 329,510 $ 336,763 $ 237,652 Diluted weighted-average number of shares outstanding 141,913 142,138 143,223 Diluted EPS $ 2.27 $ 2.37 $ 1.66 Add: Write-off of AFS debt security 0.05 — — Adjusted diluted EPS $ 2.32 $ 2.37 $ 1.66 Average total assets (c) $ 65,113,604 $ 64,252,730 $ 61,758,048 Average stockholders’ equity (d) $ 6,183,324 $ 5,834,623 $ 5,842,615 Return on average assets (2) (a)/(c) 2.01% 2.08% 1.56% Adjusted return on average assets (2) (b)/(c) 2.05% 2.08% 1.56% Return on average common equity (2) (a)/(d) 21.15% 22.90% 16.50% Adjusted return on average common equity (2) (b)/(d) 21.61% 22.90% 16.50%